RELEASE

                  INFOCAST CANADA CORPORATION and INFOCAST CORPORATION (the "Releasors") in consideration of the sum of TWO DOLLARS ($2.00) and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, do and subject to the terms of a Settlement Agreement dated January 6, 2000, hereby remise, release and forever discharge APPLIED COURSEWARE TECHNOLOGY INC., GERARD COSTELLO, FAYE COSTELLO and JOSEPH COSTELLO (the "Releasees") their officers, directors, employees, agents, successors and assigns of and from all manner of actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the said Releasees the Releasors ever had, now has or which its successors or assigns, or any one of them, can, shall or may have for or by reason of any cause, matter or thing whatsoever existing up to the date of this release, whether known or unknown, and specifically including, notwithstanding the generality of the foregoing, all claims or defences arising out of or related to the Releasors' claims for damages under a Share Purchase Agreement dated May 13, 1999 and an Escrow Agreement dated May 13, 1999.

                  The Releasors further agree not to make any claims (including any cross-claim, counter-claim, third party claim, action or application) against any person or corporation who might claim contribution or indemnity against the Releasees.

                  It is understood and agreed that the said payment is deemed to be no admission whatsoever of liability on the part of said Releasees.

                  IN WITNESS WHEREOF, INFOCAST CANADA CORPORATION and INFOCAST CORPORATION have hereunto affixed their corporate seals under the hands of its proper signing officers duly authorized in that behalf this 7th January, 2000.


                                        INFOCAST CANADA CORPORATION


                                        Per:/s/                             c./s
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                                        INFOCAST CORPORATION



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